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                                                                      EXHIBIT 23




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-99724, 33-50244, 33-93198, 333-11913,
333-30179, 333-57319, 333-76973, 333-92719, 333-51116, 333-44506 and 333-40942.



/s/ Arthur Andersen LLP
-------------------------
    Arthur Andersen LLP



Boston, Massachusetts
March 15, 2001